UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2006
TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)
(408) 919-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

     The following information, including the text of the press release attached to this Current Report, shall not be deemed filed with the Securities and Exchange Commission (“SEC”), nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 7.01 Regulation FD Disclosure.
     On September 13, 2006, Transmeta Corporation, a Delaware corporation (“Transmeta”), issued a press release announcing that Toshiba Corporation, a Japanese corporation (“Toshiba”), had exercised an option to extend the scope of Toshiba’s license rights to use Transmeta’s LongRun2 Technology pursuant to the LongRun2 Technology License Agreement that Transmeta and Toshiba entered into on February 22, 2006. By exercising that option, Toshiba will acquire the right to use Transmeta’s LongRun2 Technology in all semiconductor devices manufactured by Toshiba using any of Toshiba’s CMOS manufacturing process technologies between the 90 nanometer and the 22 nanometer generations.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is filed herewith as part of this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release dated September 13, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: September 13, 2006	By:	/s/ John O'Hara Horsley
John O'Hara Horsley,
Executive Vice President, General Counsel & Secretary

Exhibit
Number	Description

99.1	Press Release dated September 13, 2006.